UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 17, 2005

                               MEDI-HUT CO., INC.
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               (Exact name of registrant as specified in charter)


                Nevada                     000-27119             22-2436721
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    (State or other jurisdiction of       (Commission           (IRS Employer
            incorporation)               File Number)        Identification No.)

215 Morris Avenue, Spring Lake, New Jersey                          07762
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (732) 919-2799


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Section 1 - Registrant's Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement
     ----------------------------------------------------

     On October 17, 2005, Medi-Hut Co., Inc. (the "Company") and Breckenridge Pharmaceutical, Inc. ("Breckenridge"), entered into a purchase and settlement agreement pursuant to which the Company has sold its distribution and other rights and business with respect to the hormone replacement drug, Syntest, to Breckenridge. In consideration for the sale of such rights and the other benefits provided under the purchase and settlement agreement, Breckenridge will pay to the Company an aggregate of $1,000,000 as follows: (1) $250,000 will be paid within three (3) days following the execution of the settlement agreement; and (2) $50,000 will be paid on the first day of each month for a fifteen (15) month period commencing on November 1, 2005 and ending on January 1, 2007. Further, the Company and Breckenridge will dismiss their actions against each other and release each other from any further claims arising out of the distribution and sale of Syntest, except as provided in the purchase and settlement agreement.

     Pursuant to the purchase and settlement agreement, the Company has reserved all of its rights to its claims for damages against Syntho Pharmaceuticals, Inc ("Syntho") and its President, Muhammed Malik (collectively, the "Syntho Group"), that were incurred by the Company as a result of the alleged breach by the Syntho Group of the Company's exclusive agreement with Syntho to distribute Syntest and other alleged wrongful actions by the Syntho Group. The Company will use the proceeds from this sale and settlement to fund its pending litigation matters and for other business development and operational purposes.

     A copy of the press release announcing the sale of the Company's rights to distribute Syntest and the settlement between the Company and Breckenridge pursuant to the purchase and settlement agreement is attached hereto as Exhibit 99.1.

Item 9.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits:

                    99.1 Press Release Re: Sale of the Company's rights to
                         distribute Syntest and settlement between the Company and Breckenridge

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MEDI-HUT CO., INC.
                                        ----------------------------------------
                                                     (Registrant)

                                        By:  /s/  David R. LaVance
                                           -------------------------------------
                                            David R. LaVance
                                            Chairman of the Board, President and
                                            Chief Executive Officer
Date:  October 17, 2005